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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)   August 9, 2005


                          POLO RALPH LAUREN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             001-13057                                   13-2622036
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      (Commission File Number)                 (IRS Employer Identification No.)



  650 MADISON AVENUE, NEW YORK, NEW YORK                   10022
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (212) 318-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On August 9, 2005, Polo Ralph Lauren Corporation (the "Company") reported its results of operations for the fiscal quarter ended July 2, 2005. A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

              The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial statements of businesses acquired.

              Not applicable

(b)           Pro forma financial information.

              Not applicable

(c)           Exhibits.

              EXHIBIT NO.        DESCRIPTION
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               99.1              Press release, dated August 9, 2005

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POLO RALPH LAUREN CORPORATION


Date:  August 9, 2005                   By: /s/ Tracey T. Travis
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                                            Name:   Tracey T. Travis
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

EXHIBIT INDEX
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99.1         Press release, dated August 9, 2005